                                                           EXHIBIT 99.3

               UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The unaudited pro forma condensed combined financial data is based on the consolidated financial statements of Ball Corporation ("Ball") and the combined financial statements at December 31, 1997, of the North American beverage can business of Reynolds Metals Company ("Reynolds"), previously filed with Form 8-K on August 25, 1998, and the interim combined financials at June 30, 1998, of Reynolds included herein. The unaudited pro forma financial data give effect to: (i) the acquisition by Ball of certain assets and the assumption by Ball of certain liabilities of Reynolds; (ii) the Senior Credit Facility; and (iii) the Offerings (collectively, the "Pro Forma Transactions") as if these transactions had occurred on January 1, 1997.

The unaudited pro forma condensed combined balance sheet at June 28, 1998 is based on the consolidated financial statements of Ball adjusted to give effect to the Pro Forma Transactions as if such transactions had occurred on June 28, 1998. The unaudited pro forma condensed combined statements of income for the year ended December 31, 1997, and the six month period ended June 28, 1998 are based on the consolidated financial statements of Ball and adjusted to give effect to the Pro Forma Transactions as if such transactions had occurred on January 1, 1997. During the periods presented neither the Ball nor Reynolds statements of income included any amounts related to discontinued operations. The Pro Forma Transaction adjustments are based upon historical financial information of Ball and Reynolds and certain assumptions that management of Ball believes are reasonable. The Reynolds acquisition is accounted for under the purchase method of accounting. Under this method of accounting, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The allocation of the purchase price once the actual fair value of the assets and liabilities are finally determined will be adjusted and may vary from the preliminary estimates. The pro forma financial data does not necessarily reflect the results of operations or the financial position of Ball that actually would have resulted had the Pro Forma Transactions occurred at the date indicated, or project the results of operations or financial position of Ball for any future date or period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements of Ball and the combined financial statements of Reynolds and the notes thereto previously filed with Form 8-K on August 25, 1998.

                               BALL CORPORATION

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1997
                        (IN MILLIONS, EXCEPT SHARE DATA)



                                                     BALL       REYNOLDS       PRO FORMA        PRO FORMA
                                                  HISTORICAL   HISTORICAL     ADJUSTMENTS         TOTAL
                                                  ----------   ----------     -----------       ---------
 Net sales                                         $2,388.5     $1,192.7     $   -              $3,581.2
                                                   --------     --------     --------           --------

 Costs and expenses:
   Cost of sales                                    2,121.2      1,109.9       (17.9)  (1)
                                                                                (1.6)  (2)       3,211.6
   Selling, product development, general and
      administrative expense                          136.9         32.1         9.8   (3)
                                                                                 1.6   (7)         180.4
   Disposition, relocation and other expense           (9.0)         -           -                  (9.0)
   Interest expense                                    53.5          2.1       104.3   (4)
                                                                               (31.6)  (4)
                                                                                (2.1)  (4)
                                                                                 1.6   (4)
                                                                                 4.1   (4)         131.9
                                                   --------     --------     --------           --------
                                                    2,302.6      1,144.1        68.2             3,514.9
                                                   --------     --------     --------           --------

 Earnings (loss) before taxes on income                85.9         48.6       (68.2)               66.3

 Provision for income tax (expense) benefit           (32.0)       (19.9)       26.9   (5)         (25.0)

 Minority interests                                     5.1          -           -                   5.1

 Equity in losses of affiliates                        (0.7)         -           -                  (0.7)
                                                   --------     --------     --------           --------

 Net income (loss)                                     58.3         28.7       (41.3)               45.7

   Preferred dividends, net of tax benefit             (2.8)         -           -                  (2.8)
                                                   --------     --------     --------           --------
 Net earnings (loss) attributable to common
   shareholders                                    $   55.5     $   28.7     $ (41.3)           $   42.9
                                                   --------     --------     --------           --------
                                                   --------     --------     --------           --------

 Earnings per common share (6)
      Basic                                        $   1.84                                     $   1.42
                                                   --------                                     --------
                                                   --------                                     --------
      Diluted                                      $   1.74                                     $   1.35
                                                   --------                                     --------
                                                   --------                                     --------

 Weighted average common shares outstanding
  (in thousands) (6)
      Basic                                          30,234                                       30,234
                                                   --------                                     --------
                                                   --------                                     --------
      Diluted                                        32,311                                       32,311
                                                   --------                                     --------
                                                   --------                                     --------

                                  BALL CORPORATION

             NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                        FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (IN MILLIONS)

1) Represents the adjustment to depreciation expense to reflect the estimated depreciation on plant and equipment, based on their estimated respective fair values and estimated remaining useful lives, versus Reynolds' historic depreciation. The assets are generally being amortized over periods from ten to twenty years.

2)   To eliminate the historical amortization of goodwill of Reynolds.

3) Represents (i) the amortization of the excess purchase price over the fair value of the acquired assets and liabilities of $314.8 million over a period of 40 years and (ii) the amortization of other intangible assets of $15.0 million over a period of 10 years.

4) Interest expense was adjusted to reflect (i) $104.3 million resulting from the following borrowings:

                                   Average      Interest          Interest
     Debt instrument              Principle       Rate            Expense
     ---------------              ---------     --------          --------
     Senior Notes                   $300.0        7.75%            $ 23.3
     Senior Subordinated Notes       250.0        8.25%              20.6
     Senior Credit Facility          818.7        7.38%              60.4
                                                                   ------
          Total                                                    $104.3
                                                                   ------
                                                                   ------

     (ii) the elimination of $31.6 million of interest on the existing Ball debt that will be repaid with proceeds of the Senior Credit Facility and Notes;
     (iii) the elimination of $2.1 million of interest related to the Reynolds debt that will not be assumed by Ball; (iv) $1.6 million of commitment fees on the average unused portion of the Senior Credit Facility and (v) the amortization of financing costs of $4.1 million over the life of the indebtedness. Borrowing under the Senior Credit Facility represents floating rate debt. A 1/8 of 1 percent change in the interest rate on that debt would result in a change in interest expense of approximately $1.0 million.

5) Income tax expense was adjusted to reflect an effective tax rate of 39.2%, which is the estimated statutory effective tax rate of Ball.

6) Basic earnings per common share was calculated by dividing Ball historical or pro forma net earnings available to common shareholders by the weighted average common shares outstanding. Diluted earnings per common share was calculated by dividing Ball historical or pro forma net income attributable to common shareholders, as adjusted for the effect of an assumed conversion of the Ball ESOP preferred shares into common shares, by the weighted average common shares outstanding, adjusted for the assumed exercise of dilutive stock options and the conversion of the ESOP preferred shares into common shares.

7) Represents incremental rent expense on certain of the Company's leases as a result of the transaction.

                                 BALL CORPORATION

             UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                          SIX MONTHS ENDED JUNE 28, 1998
                         (IN MILLIONS, EXCEPT SHARE DATA)


                                                     BALL        REYNOLDS        PRO FORMA         PRO FORMA
                                                  HISTORICAL    HISTORICAL (8)  ADJUSTMENTS          TOTAL
                                                  ----------    ----------      -----------        ---------
 Net sales                                         $1,195.3       $629.8         $   -              $1,825.1
                                                   --------       ------         -------            --------

 Costs and expenses:
   Cost of sales                                    1,060.0        583.1           (9.3)  (1)
                                                                                   (0.8)  (2)        1,633.0
   Selling, product development, general and
      administrative expense                           63.8         16.5            4.9   (3)
                                                                                    0.8   (7)           86.0
   Disposition, relocation and other expense           10.3          -               -                  10.3
   Interest expense                                    26.1          1.2           52.4   (4)
                                                                                  (16.1)  (4)
                                                                                   (1.2)  (4)
                                                                                    0.7   (4)
                                                                                    2.0   (4)           65.1
                                                   --------       ------         -------            --------
                                                    1,160.2        600.8           33.4              1,794.4
                                                   --------       ------         -------            --------

 Earnings (loss) before taxes on income                35.1         29.0          (33.4)                30.7

 Provision for income tax (expense) benefit           (15.3)       (11.7)          13.2   (5)          (13.8)

 Minority interests                                     4.0          -               -                   4.0

 Equity in earnings of affiliates                       0.5          -               -                   0.5
                                                   --------       ------         -------            --------

 Net income (loss)                                     24.3         17.3          (20.2)                21.4

   Preferred dividends, net of tax benefit             (1.4)         -               -                  (1.4)
                                                   --------       ------         -------            --------
 Net earnings (loss) attributable to common
   shareholders                                    $   22.9       $ 17.3         $(20.2)            $   20.0
                                                   --------       ------         -------            --------
                                                   --------       ------         -------            --------

 Earnings per common share (6)
      Basic                                        $   0.76                                         $   0.66
                                                   --------                                         --------
                                                   --------                                         --------
      Diluted                                      $   0.72                                         $   0.63
                                                   --------                                         --------
                                                   --------                                         --------

 Weighted average common shares outstanding
  (in thousands) (6)
      Basic                                          30,264                                           30,264
                                                   --------                                         --------
                                                   --------                                         --------
      Diluted                                        32,367                                           32,367
                                                   --------                                         --------
                                                   --------                                         --------

                                  BALL CORPORATION

             NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE SIX MONTHS ENDED JUNE  28, 1998
                                   (IN MILLIONS)

1) Represents the adjustment to depreciation expense to reflect the estimated depreciation on plant and equipment, based on their estimated respective fair values and estimated remaining useful lives, versus Reynolds' historic depreciation. The assets are generally being amortized over periods from ten to twenty years.

2)   To eliminate the historical amortization of goodwill of Reynolds.

3) Represents (i) the amortization of the excess purchase price over the fair value of the acquired assets and liabilities of $314.8 million over a period of 40 years and (ii) the amortization of other intangible assets of $15.0 million over a period of 10 years.

4) Interest expense was adjusted to reflect (i) $52.4 million resulting from the following borrowings:

                                  Average       Interest        Interest
     Debt instrument             Principle        Rate           Expense
     ---------------             ---------      --------        --------
     Senior Notes                  $300.0         7.75%           $ 11.6
     Senior Subordinated Notes      250.0         8.25%             10.3
     Senior Credit Facility         824.5         7.40%             30.5
                                                                  ------
          Total                                                   $ 52.4
                                                                  ------
                                                                  ------

     (ii) the elimination of $16.1 million of interest on the existing Ball debt that will be repaid with proceeds of the Senior Credit Facility and Notes;
     (iii) the elimination of $1.2 million of interest related to the Reynolds debt that will not be assumed by Ball; (iv) $.7 million of commitment fees on the average unused portion of the Senior Credit Facility and (v) the amortization of financing costs of $2.0 million over the life of the indebtedness. A 1/8 of 1 percent change in the interest rate on that debt would result in a change in interest expense of approximately $0.5 million.

5) Income tax expense was adjusted to reflect an effective tax rate of 39.2%, which is the estimated statutory effective tax rate of Ball.

6) Basic earnings per common share was calculated by dividing Ball historical or pro forma net earnings available to common shareholders by the weighted average common shares outstanding. Diluted earnings per common share was calculated by dividing Ball historical or pro forma net income attributable to common shareholders, as adjusted for the effect of an assumed conversion of the Ball ESOP preferred shares into common shares, by the weighted average common shares outstanding, adjusted for the assumed exercise of dilutive stock options and the conversion of the ESOP preferred shares into common shares.

7) Represents incremental rent expense on certain of the Company's leases as a result of the transaction.

8)   Six-month period ended June 30, 1998.

                                   BALL CORPORATION

                UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                    JUNE 28, 1998
                                    (IN MILLIONS)


                                                    BALL       REYNOLDS        PRO FORMA         PRO FORMA
                                                 HISTORICAL   HISTORICAL(10)  ADJUSTMENTS          TOTAL
                                                 ----------   ----------      -----------        ---------
 ASSETS
 Current Assets
   Cash and temporary investments                  $   68.4      $   -       $   -               $   68.4
   Accounts receivable, net                           339.2         89.2         -                  428.4
   Inventory, net
     Raw materials and supplies                       145.6          2.8         -                  148.4
     Work in process and finished goods               245.0         95.4         2.4   (2)          342.8
   Deferred income tax benefits and prepaid
      expenses                                         56.6          6.5        (4.1)  (1)           59.0
                                                   --------      -------    --------             --------
               Total current assets                   854.8        193.9        (1.7)             1,047.0
                                                   --------      -------    --------             --------

 Property, plant and equipment, at cost             1,546.0        745.6        (5.4)  (1)
                                                                               117.4   (2)
                                                                              (423.8)  (2)        1,979.8
 Accumulated depreciation                            (680.2)      (423.8)      423.8   (2)         (680.2)
                                                   --------      -------    --------             --------
                                                      865.8        321.8        96.0              1,299.6
                                                   --------      -------    --------             --------

 Investment in affiliates                              75.6          -           -                   75.6
 Goodwill, net                                        212.8         12.6       (12.6)  (3)
                                                                               314.8   (3)          527.6
 Other assets                                         104.5         25.1        30.1   (4)
                                                                                15.0   (4)          174.7
                                                   --------      -------    --------             --------
                                                   $2,113.5      $ 553.4    $  457.6             $3,124.5
                                                   --------      -------    --------             --------
                                                   --------      -------    --------             --------

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion of long
      term debt                                    $  430.4      $   -      $ (341.7)  (6)       $   88.7
   Accounts payable                                   270.7         80.5         -                  351.2
   Salaries and wages                                  61.5         14.4        (0.8)  (1)           75.1
   Other current liabilities                           94.0          4.3        (0.4)  (1)
                                                                                17.0   (7)
                                                                                (7.8)  (9)          107.1
   Restructuring liability                              -            3.0        (3.0)  (1)
                                                                                 -                    -
                                                   --------      -------    --------             --------
                Total current liabilities             856.6        102.2      (336.7)               622.1
                                                   --------      -------    --------             --------

 Noncurrent liabilities
   Long-term debt                                     354.6         54.3       (54.3)  (1)
                                                                               857.7   (6)
                                                                               341.7   (6)        1,554.0
   Deferred income taxes                               62.2         39.1       (39.1)  (1)
                                                                               (33.7)  (5/7)
                                                                               (14.7)  (7)           13.8
   Restructuring liability                                                      52.0   (5)           52.0
   Employee benefit obligations and other             143.4          8.4        (8.4)  (1)
                                                                                17.0   (7)
                                                                                37.6   (7)          198.0
                                                   --------      -------    --------             --------
                                                      560.2        101.8     1,155.8              1,817.8
                                                   --------      -------    --------             --------
 Contingencies                                          -            -           -                    -

 Minority interests                                    41.3          -           -                   41.3
                                                   --------      -------    --------             --------

 Shareholders' equity                                                            -
   Series B ESOP Convertible Preferred Stock           59.4          -           -                   59.4
   Unearned compensation - ESOP                       (33.6)         -           -                  (33.6)
                                                   --------      -------    --------             --------
     Preferred shareholder's equity                    25.8          -           -                   25.8
                                                   --------      -------    --------             --------
   Common stock                                       352.4          -           -                  352.4
   Retained earnings                                  416.1        349.4      (349.4)  (8)
                                                                               (12.1)  (9)          404.0
   Accumulated comprehensive other  (loss)            (25.6)         -           -                  (25.6)
   Treasury stock, at cost                           (113.3)         -           -                 (113.3)
                                                   --------      -------    --------             --------
     Common shareholders' equity                      629.6        349.4      (361.5)               617.5
                                                   --------      -------    --------             --------
   Total shareholders' equity                         655.4        349.4      (361.5)               643.3
                                                   --------      -------    --------             --------
                                                   $2,113.5       $553.4      $457.6             $3,124.5
                                                   --------      -------    --------             --------
                                                   --------      -------    --------             --------

                                  BALL CORPORATION

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   JUNE 28, 1998
                                   (IN MILLIONS)

1) These adjustments reflect the elimination from the Reynolds historical financial statement balances of the assets and liabilities that will not be purchased or assumed by Ball, as provided in the Purchase Agreement.

2) The Reynolds acquisition will be accounted for using the purchase method of accounting. The purchase price allocation to assets acquired and liabilities assumed at their estimated fair values was determined and allocated as follows:

     Purchase price for Reynolds business                      $ 745.4
     Additional cash paid for working capital                     13.8
     Incentive loan to RMC                                        39.0
     Acquisition costs (a)                                         9.6
                                                               -------
     Total purchase price                                      $ 807.8
                                                               -------
                                                               -------

     Purchase price allocated to:
     Tangible assets                                           $ 651.1
     Goodwill (b)                                                314.8
     Other intangible assets                                      15.0
     Liabilities                                                (173.1)
                                                               -------
     Total purchase price allocated                            $ 807.8
                                                               -------
                                                               -------

          (a) Represents fees and costs directly associated with the Reynolds acquisition consisting of investment banking, legal and other professional fees.

          (b) Goodwill is the excess purchase price over the fair value of the acquired assets and liabilities.

3) Goodwill was adjusted to reflect (i) the elimination of existing goodwill of Reynolds and (ii) the excess of purchase cost over the estimated fair value of the net assets acquired and liabilities assumed, which amount will be amortized on a straight line basis over an estimated life of 40 years.

4) Other assets were adjusted to reflect (i) the capitalization of $30.1 million of financing costs that will be amortized over the life of the Notes and the Senior Credit Facility and (ii) the allocation of $15.0 million of purchase price to other intangible assets (primarily related to customer lists, agreements not to compete and technology licensing agreements) that will be amortized over an estimated life of ten years.

5) The Company has announced that it will close the former Reynolds metal beverage container headquarters facility in Richmond, Virginia, and consolidate headquarters operations at its offices near Denver, Colorado. In addition, the Company is assessing possible further integration opportunities and has initially recorded a $52.0 million liability, before tax effects, as a part of the valuation process. Upon finalization of the plan, adjustments to the liability will be reflected in the allocation of the purchase price.

6) Long-term debt was adjusted to (i) reflect gross proceeds of $550.0 million from the issuance of the Notes and additional borrowings of $307.7 million under the Senior Credit Facility and (ii) the reclassification of $341.7 million of short-term debt to long-term.

7) Represents an adjustment to reflect the estimated liability for certain Reynolds employee benefit obligations and other liabilities assumed by Ball. These obligations, primarily for pension and medical benefits, were recorded on the books of RMC, the seller, and not pushed down to Reynolds. All accrued costs related to these benefit plans were recorded on the books of Reynolds. A corresponding deferred tax asset related to these liabilities is included within this pro forma balance sheet.

8) The adjustment reflects the elimination of the former owner's equity of Reynolds.

9) The adjustment reflects an estimate of the non-recurring cost ($19.9 million, net of a $7.8 million tax benefit) in connection with refinancing Ball's existing borrowings under the Senior Credit Facility as a net reduction of shareholders' equity.

10)  As of June 30, 1998.